UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018

VALUE EXCHANGE INTERNATIONAL, INC.

 (Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7/F., DartonTower

142 WaiYip Street, Kwun Tong

Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

(852) 2950 4288

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective July 20, 2018, Value Exchange International, Inc. (the “Company”) accepted the resignation of David Yueng, ECOVIS HK (“ECOVIS”) as its independent registered public accounting firm. As of July 20, 2018, the Company engaged ZHEN HUI Certified Public Accountants (“ZH”) as its new independent accountant based on the recommendation of the audit committee of its board of directors.

The reports of ECOVIS on the financial statements of the Company for the fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the Company’s financial statements for the fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017, there were no disagreements with ECOVIS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ECOVIS, would have caused it to make reference thereto in its report on the financial statements for such years or periods, as the case may be.

The Company has furnished to ECOVIS the statements made in this Item 4.01. The Company has provided a form of Exhibit 16.1 and has no reason to believe that ECOVIS will not sign it in due course; ECOVIS’ signatory is, however, temporarily unavailable but the Company anticipates filing ECOVIS’ letter to the Securities and Exchange Commission regarding these statements within the near future.

During the fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017 and through July 20, 2018, the Company has not consulted with ZH on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that ZH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from ECOVIS David Yeung Hong Kong to the Securities and Exchange Commission, regarding the change in the independent registered public accounting firm of the Company.*

* = to be * To be filed by amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2018

VALUE EXCHANGE INTERNATIONAL, INC.

/s/ Kenneth Tan Seng Wee

By: Kenneth Tan Seng Wee

Title: President, Chief Executive Officer and Director